Exhibit 99.1

John B. Sanfilippo & Son, Inc. August 4, 2004

Safe Harbor Some of the statements in this presentation constitute "forward-looking statements" about John B. Sanfilippo & Son, Inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "forecast," "predict," "propose," "potential" or "continue" or the negative of those terms or other comparable terminology. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement. We caution that forward-looking statements are qualified by important factors that could cause actual results to differ materially from those in the forward looking statements. The factors that could negatively impact future results include: (i) sales activity for the Company's products; (ii) changes in the availability and costs of raw materials for the production of the Company's products; (iii) fluctuations in the value of the Company's inventories of raw materials due to fluctuations in market prices of these materials; (iv) the Company's ability to lessen the negative impact of competitive pressures by reducing its selling prices and increasing sales volume while at the same time maintaining profit margins by reducing costs; (v) the outcome of pending governmental antitrust investigation of a portion of the peanut shelling industry; and (vi) the timing and occurrence (or nonoccurrence) of other transactions and events which may be subject to circumstances beyond the Company's control.

What's Unique About JBSS? #1 nut processor and #2 full line nut brand Only vertically integrated major industry player Only sheller of all major domestic nuts Distribution in all channels Widest array of nut product and packaging solutions Impressive sales and income growth JBSS Financial Performance (For FY1999 - FY2003) "Gold Taste" Award

Successful Management Structure Operating expertise over three generations, augmented with other professionals CEO and President continue to actively participate in further entrenching long-term customer and supplier relationships In the process of formalizing a succession plan for CEO and President Two years ago, Michael Valentine, Jeffrey Sanfilippo, and Jasper Sanfilippo, Jr. took over day-to-day management of operations Consistently increased revenue and profitability Executed investment projects to implement vertical integration strategy Years of Industry Experience Mike Valentine 17 Jeffrey Sanfilippo 13 Jasper Sanfilippo, Jr. 12 Jim Barker 18 Bobby Tankersley 29 Total 89

Direct Sourcing Competitive Advantage - Vertical Integration Enhances stability and quality of supply Cold Storage Prolongs freshness and shelf life Shelling Reduces costs for basic processing Processing Meets a wide array of customer demands Packaging Customizes products for each customer and channel Retail Shelf Rapidly exploits new market opportunities

Strategically Located Operations Our shelling facilities are strategically located close to the source of supply, while also allowing us to serve our customers in an efficient manner Our processing capabilities allow us to produce the broadest array of nut products in the industry in the industry in the industry in the industry in the industry

Business Overview

Industry Growth Trends Snacks are a fourth meal An increasing awareness of the health benefits of nuts is driving growth FDA approval of qualified health claim USDA's pending revision of the food pyramid Aligned with low-carb/high-protein diets Distribution channels responding to trends Growth in industrial applications of nuts as a value-added ingredient Increase in retailers' shelf space devoted to nuts FDA Approved Qualified Health Claim

Market Opportunity Current growth is outpacing industry projections - total U.S. retail sales of nuts grew 15.8% in LTM through May, 2004 We estimate the total U.S. nut market to account for approximately $4 billion in annual sales U.S. Retail Sales in Millions of Salted Snacks by Category (1997 - 2006)

One-Stop Nut Supplier Most complete product portfolio of nuts in the U.S. Comprehensive variety of value- added products Wide assortment of other snack products Most versatile styles and sizes, customized to customer specifications Benefits Appeals to major customers Reduces product concentration risks LTM Gross Sales Mix by Product Type (ended March 25, 2004)

Distribution Channels Industrial Food Service Consumer Export Contract Packaging Products: Customer Types: Ingredients Fisher brand Other Ingredients Fisher brand Other Private label Fisher brand Other Private label Fisher brand Bulk Various packaging styles Bakeries Dairies Food processors Candy manufacturers Restaurants Hotels Sports stadiums Universities Airlines Grocery Drug Mass merchandisers Convenience Grocery and food manufacturers in 32 countries Food manufacturing companies LTM Net Sales Mix: (ended 03/25/04 ) 21% 9% 57% 7% 6% LTM Net Sales Growth: 26% 27% 24% 17% 18% 18%

In-Store Category Reach Check Out Cereal Health Bars Candy Cookies Frozen Entrees Cakes, Muffins Fresh Cheese, Salads Ice Cream Ingredients Salad & Baking Kits Contract Packaging Frozen Cakes, Desserts Food Service Fresh Bread Bulk Foods Single Serve Snacks Peanut Butter Snack Nuts Salty Snacks Baking Nuts/Ingredients Twist-Tie, SIS Peanuts Packaged Candy Mega Packs Nut Toppings Representative Products

Consumer Distribution Channel Largest private label manufacturer, servicing more than 55 programs These relationships allow us to demonstrate our high product quality Private label programs open incremental sales opportunities for Fisher products Net Sales by Brand in Consumer Channel (FY2003)

Industrial Distribution Channel Focused on the 20 largest food manufacturers in the U.S. One-stop supplier status critical to these relationships Consolidation of major food manufacturers has provided opportunities Technical support for applications in development Net Sales by Segment in Industrial Channel (FY2003) Bakery Dairy Fundraiser Retailer Rebagger Cereal Confection 0.38 0.19 0.05 0.05 0.16 0.08 0.08 Bakery 38% Confection 8% Cereal 8% Rebagger 16% Dairy 19% Retailer 5% Fundraiser 5%

Growth Strategies

Leverage Channel Opportunities Expand retail distribution and alternative channels Combine strong private label with complementary Fisher brand programs Target produce departments and home improvement stores Become preferred supplier of nut ingredients to the top 20 food manufacturers - Provide technical support for R&D and new item development Penetrate additional restaurant and hotel accounts Work with master chefs to develop recipes that include nuts Focus on global procurement opportunities with major international retailers and manufacturers Expand our relationships with Loblaws, Wal-Mart and Nestle

New Product and Packaging Customization Develop products and packaging to meet demand for value, convenience, innovation, and taste Support efforts to build awareness among consumers of the health benefits of nuts FDA qualified health claim Net carb statement Collaborate on R&D efforts with customers to identify new and improved product formulations New coatings for nuts used in processed rice pilaf, health bars, and cereals Create unique packaging solutions to set ourselves apart from other industry participants 1/2 oz. bags for new salads, stir-fry entrees, and baking kits

Aggressively Grow the Fisher Brand Strengthen the Fisher brand across channels Position Fisher as a strong, quality second brand to compete with Planters Devote marketing and advertising programs to increase brand recognition "Fisher, Chicago's Hometown Nut"TM campaign Pursue co-branding opportunities in the industrial and food service channels Fisher logo will appear on over four million packages as a value-added recipe ingredient

Invest in Operations Increase competitive advantage and support growth by pursuing proven strategy of investing in operations Expand and consolidate Chicago area facilities Increase packaging capacity and capability Expand shelling capacity Willingness to meet new customer needs through capex

Expansion & Consolidation Project We expect groundbreaking in late 2004 with a total project cost of $75 to $85 million We expect this project initially to increase production capacity by 25% to 40%, with additional floor space to meet future capacity expansion We anticipate that this project allow significant cost savings Eliminate redundant costs Reduce inter-plant freight Increase manufacturing efficiency We believe this project will be accretive within three to four years of groundbreaking

Financial Overview

Historical Performance Annual Financial Results (FY1999 - FY2003) Growth over the past five years has been entirely organic (in millions, except per share data) 1999 2000 2001 2002 2003 Net sales 313.0 $ 326.6 $ 342.4 $ 352.8 $ 419.7 $ Gross margin 14.3% 16.7% 17.3% 16.4% 17.3% EBITDA * 22.6 $ 29.9 $ 30.4 $ 28.3 $ 40.1 $ Net income 1.8 $ 6.8 $ 7.6 $ 7.7 $ 15.0 $ Diluted EPS 0.20 $ 0.74 $ 0.83 $ 0.84 $ 1.61 $ Interest expense Other income Depreciation and amortization Income tax expense 8.4 8.0 9.3 5.8 4.7 (.5) (.7) (.6) (.6) (.5) 10.6 11.3 10.0 10.4 11.2 1.4 4.5 5.1 5.0 9.6 EBITDA is a non-GAAP measure commonly used by analysts and investors.. We believe that it is important in evaluating financial performance and market valuation.

FY2004 YTD Performance (in millions except per share data) March 27, 2003 March 25, 2004 Net sales 320.4 $ 396.3 $ Cost of sales 264.5 323.5 Gross profit 55.9 72.8 Gross margin 17.4% 18.4% Selling and administrative expenses 33.9 38.9 Income from operations 22.0 33.9 Interest expense (3.5) (2.8) Other income 0.4 0.4 Income before income taxes 18.9 31.5 Income tax expense 7.4 12.3 Net income 11.5 $ 19.2 $ Diluted EPS 1.24 $ 2.01 $ Thirty Nine Weeks Ended Depreciation and amortization 8.1 8.4 EBITDA * 30.1 42.3 Interest expense Income tax expense 3.5 2.8 7.4 12.3 Other income (0.4) (0.4) EBITDA is a non-GAAP measure commonly used by analysts and investors. We believe that it is important in evaluating financial performance and market valuation

Superior Operating Achievements Over the last year, net sales increased 23.5% entirely through organic growth Due in part to better gross margins and operating leverage, net income increased 73.7% over the last year LTM Financial Performance (for the twelve month period ended) ($ in millions except per share data) March 27, 2003 March 25, 2004 Net Sales 401.4 $ 495.6 $ Gross Margin 17.2% 18.1% Net Income 13.1 $ 22.7 $ Net Margin 3.3% 4.6% Diluted EPS 1.41 $ 2.38 $ U.S. Nut Market Share 8.2% 9.6%

Investment Highlights Nuts are the fastest growing snack category Key advantages Pure play, vertically integrated, processing powerhouse Broad product portfolio Distribution channel diversity 82 years of operational expertise Superior financial results

John B. Sanfilippo & Son, Inc. Nasdaq: JBSS